Exhibit 99.1

Better together TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC. 2019 Investor Presentation

Forward-looking statements detail our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes” and “forecasts” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described from time to time in our filings with the Securities and Exchange Commission. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon our current expectations and various assumptions. Our expectations and beliefs are expressed in good faith, and we believe there is a reasonable basis for them. However, we cannot provide certainty that management’s expectations and beliefs will be achieved. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Tri-State Investor Presentation | 2

Better together Power today, potential tomorrow We are Tri-State, a not-for-profit, wholesale power supplier to 43 electric cooperatives and public power districts across the Western United States. Together, we provide power to more than one million energy consumers in Colorado, Nebraska, New Mexico and Wyoming. OUR MEMBERS’ SERVICE TERRITORY We believe that reliable power is the lifeblood of the rural West, and is critical to the future of our communities. That’s why we’ve made it our mission to supply affordable, responsibly-generated power to the farms, ranches, resorts and small towns that our members serve. 43 Members Tri-State’s member systems are spread across Colorado, Nebraska, New Mexico and Wyoming. 200,000 Square miles Approximate size of distribution cooperative retail service territory, larger than the size of California. Our members are the sole state-certified providers of electric service to retail customers within their designated service territories. Tri-State Investor Presentation | 3

We follow the cooperative business model We operate according to our core principles, recognized and followed by cooperatives around the globe. 1. Voluntary and open membership Our members are our association. We are different than investor-owned utilities. Shareholders do not control the direction of our not-for-profit business; our members and their consumers do. Our association is member-owned and member-governed. 2. Democratic member control 3. Members’ economic participation 4. Autonomy and independence 5. Education, training and information 6. Cooperation among cooperatives What is a member system? A member system is an electric cooperative or public power district that distributes energy to its consumers. Our members maintain their own distribution lines and support their consumers: residential, business and agriculture. Like our own board, each of our electric cooperative and public power district members is governed by a democratically-elected board of directors. Member systems are also called electric distribution systems. 7. Concern for community Tri-State Investor Presentation | 4

2018 Sales diversity Member sales by state 4% 13% Our member systems distribute electricity to a diverse base of end-use consumers. Colorado New Mexico Wyoming Nebraska % In 2018, our members’ 10 largest consumers represented just 15 percent of our cumulative member electric energy sales. No individual consumer of our member systems represented more than 4 percent of our total energy sales to our members. 66% In 2018, our largest member system, United Power, accounted for approximately 15 percent of our member sales. Our 10 largest members account for approximately 60 percent of our member sales. Top 10 energy sales 15% Members’ 2018 sales of energy by customer class 3% Top 10 consumers Other consumers 7% Large Commercial Residential Small Commercial Irrigation Other 20% 41% 85% 29% Tri-State Investor Presentation | 5

Our transmission lines span the West Reliable electricity hinges on our multi-state transmission network. It delivers electricity from our generation resources to our members’ consumers or to energy markets for sale. Our transmission network includes lines, substations, telecommunications, maintenance centers and field offices. Keeping the lights on for our members’ consumers means our transmission system must be maintained and invested in regularly. By owning most of our transmission network, we can more quickly add facilities and delivery points to serve our members’ growing energy loads. In 2015, we joined the Southwest Power Pool (SPP), a regional transmission organization, for our transmission facilities and loads located in the Eastern Interconnection, making up approximately 4.5 percent of our load. We continue to look at opportunities in the west that could reduce costs to our members. Membership in a regional transmission organization or other markets could benefit our system. $1.6B IN TOTAL INVESTMENT 409 BULK SUBSTATIONS 5,662 MILES OF LINE Tri-State Investor Presentation | 6

Our members

Colorado

DM Delta-Montrose Electric Association, Montrose
EM Empire Electric Association, Inc., Cortez
GC Gunnison County Electric Association, Inc., Gunnison
HL Highline Electric Association, Holyoke
KC K.C. Electric Association, Inc., Hugo
LP La Plata Electric Association, Inc., Durango
MC Morgan County Rural Electric Association, Fort Morgan
MP Mountain Parks Electric, Inc., Granby
MV Mountain View Electric Association, Inc., Limon
PV Poudre Valley Rural Electric Association, Inc., Fort Collins
SI San Isabel Electric Association, Inc., Pueblo West
SV San Luis Valley Rural Electric Cooperative, Inc., Monte Vista
SM San Miguel Power Association, Inc., Nucla
SC Sangre de Cristo Electric Association, Inc., Buena Vista
SE Southeast Colorado Power Association, La Junta
UN United Power, Inc., Brighton
WR White River Electric Association, Inc., Meeker
YW Y-W Electric Association, Inc., Akron

Nebraska

CR Chimney Rock Public Power District, Bayard
MW Midwest Electric Cooperative Corporation, Grant
NW Northwest Rural Public Power District, Hay Springs
PH Panhandle Rural Electric Membership Association, Alliance
RS Roosevelt Public Power District, Scottsbluff
WB Wheat Belt Public Power District, Sidney

New Mexico

CN Central New Mexico Electric Cooperative, Inc., Mountainair
CO Columbus Electric Cooperative, Inc., Deming
CD Continental Divide Electric Cooperative, Inc., Grants
JM Jemez Mountains Electric Cooperative, Inc., Española
MO Mora-San Miguel Electric Cooperative, Inc., Mora
NR Northern Rio Arriba Electric Cooperative, Inc., Chama
OC Otero County Electric Cooperative, Inc., Cloudcroft
SR Sierra Electric Cooperative, Inc., Elephant Butte
SO Socorro Electric Cooperative, Inc., Socorro
SW Southwestern Electric Cooperative, Inc., Clayton
SP Springer Electric Cooperative, Inc., Springer

Wyoming

BH Big Horn Rural Electric Company, Basin
CB Carbon Power & Light, Inc., Saratoga
GL Garland Light & Power Company, Powell
HP High Plains Power, Inc., Riverton
HW High West Energy, Inc., Pine Bluffs
NB Niobrara Electric Association, Inc., Lusk
WL Wheatland Rural Electric Association, Wheatland
WY Wyrulec Company, Torrington

Our resources

1. **Headquarters and Operations Center**
Westminster, Colorado
2. **Craig Station**
Craig, Colorado
3. **Nucla Station**
Nucla, Colorado
4. **Burlington Station**
Burlington, Colorado
5. **J.M. Shafer Generating Station**
Fort Lupton, Colorado
6. **Limon Generating Station**
Limon, Colorado
7. **Frank R. Knutson Generating Station**
Brighton, Colorado
8. **Rifle Generating Station**
Rifle, Colorado
9. **Laramie River Station**
Wheatland, Wyoming
10. **Escalante Generating Station**
Prewitt, New Mexico
11. **Pyramid Generating Station**
Lordsburg, New Mexico
12. **David A. Hamil DC Tie**
Stegall, Nebraska
13. **Springerville Generating Station**
Springerville, Arizona
14. **Colowyo Mine**
Meeker, Colorado
15. **Cimarron Solar**
Springer, New Mexico
16. **Kit Carson Windpower**
Burlington, Colorado
17. **Colorado Highlands Wind**
Fleming, Colorado
18. **Carousel Wind**
Burlington, Colorado
19. **San Isabel Solar**
Trinidad, Colorado
20. **Alta Luna Solar**
Deming, New Mexico
21. **Twin Buttes II Wind**
Lamar, Colorado
22. **Crossing Trails Wind (2020)**
Seibert, Colorado
23. **Spanish Peaks Solar (2023)**
Trinidad, Colorado


WYOMING
NEBRASKA
COLORADO
NEW MEXICO

TRI-STATE
Tri-State Investor Presentation | 7

A diverse generation portfolio Approximately one third of the electricity our consumers use comes from renewable resources, which is just one part of our diverse energy mix. How we generate and purchase power is as important to our members as the transmission lines that deliver their electricity. Tri-State is able to meet our members’ needs by deploying an efficient fleet of owned generation resources, long-term purchase power contracts and market purchases. Our diverse generation portfolio leverages the West’s plentiful natural resources to generate reliable and affordable electricity for our membership. We manage risks and costs of power generation using base load-serving coal generating units, intermediate load-serving natural gas combined-cycle generating units, peak load-serving natural gas and oil combustion turbines, and renewable resources, including hydropower, wind and solar. To manage the costs of fuel supply, we use coal from Tri-State-owned mines and contract for other coal supplies through our cooperative network. Sources of generation 1,884MW (41%) Coal 1,170MW (25%) Renewables* 973MW (21%) Natural gas/oil 603MW (13%) Contracts * Includes members’ renewable projects Tri-State Investor Presentation | 8

1,402 MWs* of total contracted renewable resources, including members’ renewable projects * As of 12/31/18, plus Crossing Trails Wind Farm signed in early 2019. Investing in renewable energy Since its start, Tri-State has used renewable energy through the federal hydropower system. By strategically adding new renewable energy resources to its portfolio, such as wind and solar energy, Tri-State has benefited from improved technology and declining prices. The use of power purchase agreements (PPAs) has allowed Tri-State to gain operational experience with renewable energy generation in its overall generating portfolio, while allowing project owners the opportunity to realize the tax benefits and to provide expertise in operating and maintaining the projects. Most of Tri-State’s renewable PPAs have either rights of first refusal to purchase the asset in the event it is being sold or an outright purchase option at certain points in the contract. Tri-State also supports its members’ development of local renewable energy and distributed energy resources, with incentives and technical support for the development of member-owned or sponsored projects. Collectively, these member projects (completed or under development) account for approximately 139 megawatts* of renewable energy resources. by renewable resources in our Tri-State Investor Presentation | 9 We are #1 in solar power among cooperative G&Ts. We and our members have been delivering electricity using hydropower since 1952. We have increased our purchased wind power seven times since 2010. Half a million homes are powered members’ service territories.

New renewable projects Tri-State has recently added more than 200 MW of renewable energy to its portfolio through power purchase agreements of the 104 MW Crossing Trails Wind Farm located in Southeastern Colorado and the 100 MW Spanish Peaks Solar Farm located in Southern Colorado. These combined projects, expected to be operational in 2020 and 2023 respectfully, mark Tri-State’s continued effort in adding renewable energy. 104 MW CROSSING TRAILS WIND FARM 100 MW SPANISH PEAKS SOLAR FARM Renewable energy request for proposals to be issued In 2019 Tri-State issued our sixth request for proposals (RFP) for renewable energy. The RFP seeks proposals of 10MWs to 200MWs with a preference for projects within the service territory of our member systems. Tri-State Investor Presentation | 10

Environmental management system

Tri-State's Environmental Management System (EMS) achieves environmental compliance, enhances strategic planning and promotes environmental stewardship.

The comprehensive EMS guides our activities and ensures compliance in a systematic approach that accomplishes environmental goals and keeps facilities running efficiently. We were among the first cooperatives in the nation to adopt an EMS. We continue to make sure we're meeting or exceeding the highest standards of federal and state clean air and water standards.

Regulation mitigation

In order to keep our services and products affordable for the long-term benefit of our member systems and their consumers, we have developed an approach to engage in legislative and regulatory processes to influence outcomes. Our external policy and compliance councils monitor legislation and regulatory activities, and a multi-disciplinary representation of our staff analyzes these activities for their long-term effect on Tri-State and the member systems. We evaluate the effectiveness of the actions and strive to work constructively with state and federal officials to help craft workable and effective solutions.

Craig Nucla Escalante Laramie River Springerville		
Sulfur Dioxide Removal Wet or Dry Flue Gas Desulfurization (FGD) Scrubber System	**Nitrogen Oxide Reduction / Removal** Low Nitrogen Oxide Burners, Selective Catalytic Reduction (SCR), Selective Non-Catalytic Reduction (SNCR) or Combustion Optimization	**Particulate Collection / Removal** Fabric-Filter Baghouses and Electrostatic Precipitators

TRI-STATE

Tri-State Investor Presentation | 11

Long-term wholesale power contracts create a stable and predictable revenue stream Wholesale power contracts - In place with our members: 42 member contracts extend to 2050 (96.8 percent of member sales) 1 member contract extends to 2040 (3.2 percent of member sales) Contract obligations - Contracts obligate Tri-State members to pay all of Tri-State’s costs and expenses, including debt service associated with owning and operating its power supply business Contract flexibility - Each member system has the option to provide up to 5 percent of its energy requirements from generation it owns or controls, such as distributed or renewable energy As of December 31, 2018, 21 member systems have made such an election, totaling approximately 139 MW Allows member flexibility - - Tri-State Investor Presentation | 12

2018 Tri-State numbers $1.3B OPERATING REVENUE Tri-State’s strong financial position provides the association with the continued ability to meet the future needs of the member distribution systems and their member-owners. $43.3M NET MARGIN Energy sales 16.4M MWh Member sales 0.3M MWh Member generation 1.8M MWh Non-member sales $5.0B TOTAL ASSETS 18.5M MWh Total sales Net margin Energy sold to members 15.7MWh Member coincident peak demand $32M 2,802MW 2016 | 2016 | 2016 | 15.9MWh 2,850MW $62M 2017 | 2017 | 2017 | 2,974MW $43M 16.4MWh 2018 | 2018 | 2018 | Tri-State Investor Presentation | 13

Healthy sales growth Over the last 10 years, Tri-State has experienced steady growth in both energy sales to our members and in member revenue. The diversity in consumer bases, economic sectors and climate and weather patterns of our members’ service territories minimizes volatility within our system. Member revenue Member MWhs $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 17,000 16,000 15,000 14,000 13,000 12,000 11,000 10,000 0 ’09 ’10 ’11 ’12 ’13 ’14 ’15 ’16 ’17 ’18 ’09 ’10 ’11 ’12 ’13 ’14 ’15 ’16 ’17 ’18 YEARS YEARS Tri-State Investor Presentation | 14 MILLIONS THOUSANDS

Our master indenture Growing plant and increasing equity Tri-State’s master indenture provides for a lien over nearly all of our assets.* Debt issued under the indenture is secured equally and ratably with all other secured obligations. Pursuant to the indenture, we are required to meet two main financial covenants: a Debt Service Ratio (DSR) and an Equity to Capitalization Ratio (ECR). The DSR requirement of at least 1.10 ensures that we have adequate cash flow to cover our debt payments, and the ECR requirement of at least 18 percent ensures that we maintain a sufficient balance between debt and equity. $5,500 $5,000 $4,500 $4,000 $3,500 $3,000 $2,500 $2,000 30% 25% 20% *The master indenture does not provide a lien on the assets of our subsidiaries, including the Springerville Generating Station, the J.M. Shafer Generating Station or the Colowyo Coal Mine. The Springerville certificates are secured outside of the master indenture. 15% ’14 ’15 ’16 ’17 ’18 YEARS DSR & ECR Tri-State has consistently maintained a debt service ratio well above the requirements of the master indenture. We have also steadily invested in assets while maintaining equity growth. EQUITY LIABILITIES ASSETS ECR INDENTURE DSR FOR 2018 WAS 1.175 INDENTURE ECR FOR 2018 WAS 25.3% Tri-State Investor Presentation | 15 MILLIONS EQUITY TO CAPITALIZATION RATIO (ECR)

Our financial goals For 2018, actual ECR was above our financial goal for the year. * Current long-term senior secured debt ratings are “A3” by Moody’s, “A” by S&P and “A ” by Fitch. Current short-term ratings are “P-2” by Moody’s, “A-1” by S&P and “F1” by Fitch. Our financial goals provide a cushion over our indenture requirements to collect margins, set rates and maintain a sound financial position. Our board of directors re-evaluates the policy periodically. Debt service ratio At least 1.18 in 2019 and increasing 0.005 each year until 1.20 is reached in 2023. Liquidity Maintain 30-60 days of cash on hand and 100-300 days of liquidity on hand. Deferred revenue and restricted cash goal Recognize deferred revenue or defer revenue to achieve DSR equal to DSR goal and fund a restricted cash account to support deferred revenue balance. Equity as a percent of total capitalization At least 22.5 percent in 2019 and increasing 0.5 percent each year until 25.0 percent is achieved in 2024. Debt ratings* Achieve and maintain long-term senior secured debt ratings of at least “A” from S&P and Fitch and at least “A2” from Moody’s. Tri-State Investor Presentation | 16

Total capitalization (as of 12/31/18) Total debt and equity Other 1% Commercial Paper 4% Tri-State obtains capital through a variety of sources, including both public and private debt markets and margins. Additionally, we maintain equity at a level that provides for a healthy overall capital mix. We also manage interest rate risk by maintaining an appropriate balance between fixed rate and variable rate debt. Bank Term Loans 12% 25% 75% Equity Debt SEC Registered Bonds 16% Total Debt 20% 21% 144A Bonds Private Placement Total debt 13% 87% Fixed Rate Fixed Rate Variable Rate 87% Tri-State Investor Presentation | 17

Our liquidity Tri-State is well-positioned to fund its ongoing operations and capital requirements. $750M Total liquidity $100M cash + $650M line of credit includes $500M CP Program Tri-State Investor Presentation | 18 SHORT-TERM CAPEX FINANCING LIQUIDITY FINANCIAL GOAL VARIABLE RATE FINANCING FLEXIBILITY

The road ahead Tri-State anticipates financing through a variety of sources, giving us flexibility around how we structure our debt portfolio in relation to interest rate risk, maturity profile and amortization structure. With our commitment to the cooperative business model and to serving our member systems, Tri-State stands apart from other utilities. Our liquidity, healthy sales growth and readiness to meet future obligations and challenges highlight our strong financial position. Our major financing sources - - - Private placement SEC registered bonds CoBank - - - CFC Credit facility Commercial paper Tri-State Investor Presentation | 19

Our different is better We are a member-owned cooperative This means we are not driven by profits; we’re driven by the communities we serve. Unlike investor-owned utilities (IOUs), we have: - No EPS targets - No high dividend payout ratios - No EPS-driven M&A activity We are among the largest generation and transmission cooperatives in the country in terms of total assets, annual operating revenue, miles of transmission line owned, energy generation and sales. As a cooperative, everything we do is member-driven and member-focused. Our board of directors is made up of representatives from each of our 43 member systems, and with their guidance and governance, we continue to work with our member systems to serve the needs of communities and consumers across the West. Our equity levels Our equity is comprised solely of patronage capital, similar to retained earnings of a for-profit company. We don’t have paid-in capital on common stock. A valuable service Working with our member systems, we provide power to consumers in rural areas that IOUs and municipals have historically ignored. Cooperatives, on average, serve 7.4 consumers per mile of transmission line, while IOUs average 34 consumers per mile. Long-term wholesale power contracts Contracts obligate our member systems to pay all of our costs and expenses, including debt service, associated with owning and operating our power supply business. Our relationships with our members are built to last. Of our 43 member systems, 42 have contracts through 2050 and the remaining one through 2040. Tri-State Investor Presentation | 20

Tri-State credit strengths - Increasingly diverse generation fleet provides options for supplying power to our member systems - Growing renewables portfolio, supported by the significant wind and solar resources available within our region - Extensive transmission network, which enables Tri-State to improve reliability and add resources in the future - Cost management and rate stabilization are essential for Tri-State to remain a competitive power supplier to our member systems, and our operating expenses have remained flat over the past four years - Mitigated cost pressures with no Class A rate increase for 2018 or 2019 - Long-term wholesale power contracts for at least 95 percent of each member system’s energy requirements to 2050 with 42 of 43 members (one contract runs through 2040) - Safety record remains better than the national average For investor inquiries, please contact us at investorrelations@tristategt.org Tri-State Investor Presentation | 21

P.O. Box 33695, Denver, CO 80233 www.tristate.coop Tri-State Investor Presentation | 22